Revenue	3 Months Ended
Mar. 31, 2022
Text block [abstract]
Revenue
Note 5—Revenue
Revenue from commercial sale of products relates to sale of SKYTROFA
®
(lonapegsomatropin-tcgd) on the U.S. market, which is sold to specialty pharmacies and specialty distributors (“commercial customers”). Customer payment terms are typically 30 days from the transaction date. SKYTROFA (lonapegsomatropin-tcgd) was approved by the U.S. Food and Drug Administration on August 25, 2021, and the Company began shipping products to commercial customers in the fourth quarter of 2021.
In addition, other revenue is generated primarily from three license agreements, which were entered into in 2018. The licenses grant VISEN Pharmaceuticals (“VISEN”) exclusive rights to develop and commercialize TransCon hGH, TransCon PTH and TransCon CNP in Greater China. As consideration for the granting of such rights, the Company received up-front,
non-refundable,
non-cash
consideration of $40.0 million in the form of 50% ownership in VISEN. At the reporting date, the Company retains approximately 44% of VISEN’s issued and outstanding shares.

	Three Months ended March 31,
	2022	2021

	(EUR’000)
Revenue from external customers
Commercial sale of products	1,888	—
Rendering of services	372	169
Sale of clinical supply	3,936	—
Licenses	632	577

Total revenue	6,828	746

Attributable to
Commercial customers	1,888	—
Collaboration partners and license agreements (1)	4,940	746

Total revenue	6,828	746

Specified by timing of recognition
Recognized over time	372	169
Recognized at a point in time	6,456	577

Total revenue	6,828	746

Specified by geographical location
Europe	135	—
North America	6,456	686
China	237	60

Total revenue	6,828	746

(1)	For the three months ended March 31, 2022 and 2021, “Total revenue” includes recognition of previously deferred revenue/internal profit from associate of €0.6 million and €0.6 million, respectively.